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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                       The Dun & Bradstreet Corporation
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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[LOGO]
  THE DUN & BRADSTREET CORPORATION



                                             One Diamond Hill Road
                                             Murray Hill, New Jersey 07974-1218



Dear Shareholder:

Reference is made to the Company's Proxy Statement dated March 6, 1998 previously sent to you. Please note the following corrections to the Proxy
Statement:

* In the fifth paragraph on page 1, the number of outstanding shares of the Company's Common Stock should have been reported as 171,354,339.

* Under the caption "All Directors and Executive Officers as a Group" on page 6, the number of shares listed under the "Direct" side caption should have been 198,621.

* In the second full paragraph on page 20, the number of phantom stock units granted to Mr. Michael R. Quinlan should have been reported as 3,434 and the number granted to Dr. John R. Meyer should have been reported as 10,232.


Sincerely,

/s/ Mitchell C. Sussis

Mitchell C. Sussis
Secretary


Dated: March 17, 1998